                                                --------------------------------
                                                  The Portugal Fund, Inc.
                                                  ..............................
                                                  ANNUAL REPORT
                                                  DECEMBER 31, 1999
                                                --------------------------------



                                     [PHOTO]

CONTENTS

Letter to Shareholders .....................................................1

Portfolio Summary ..........................................................5

Schedule of Investments ....................................................6

Statement of Assets and Liabilities ........................................8

Statement of Operations ....................................................9

Statement of Changes in Net Assets ........................................10

Financial Highlights ......................................................11

Notes to Financial Statements .............................................12

Report of Independent Accountants .........................................16

Results of Annual Meeting of Shareholders .................................17

Tax Information ...........................................................19

Description of InvestLink-SM- Program .....................................20

Recent Developments .......................................................22




PICTURED ON THE COVER IS A SCENIC VIEW OF LISBON, PORTUGAL FROM THE MAR DE
PALHA.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                January 31, 2000

DEAR SHAREHOLDER:


I am writing to report on the activities of The Portugal Fund, Inc. (the "Fund") for the year ended December 31, 1999.

At December 31, 1999, the Fund's net assets were $78.6 million. Net asset value ("NAV") per share was $15.46, as compared to $18.31 at December 31, 1998.

PERFORMANCE: HELPED BY BEVERAGES/TOBACCO, INSURANCE AND UTILITIES

For the year ended December 31, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was -0.9%, versus -8.5% for the Morgan Stanley Capital International Portugal Index (the "Index")*.

From the commencement of investment operations on November 9, 1989 through December 31, 1999, the Fund's annualized total return, based on NAV and assuming reinvestment of dividends and distributions, was 8.7%. The Index's annualized return was 7.2% during this same period.

I attribute the Fund's outperformance of its benchmark Index during 1999 primarily to my approach in three industry sectors:

BEVERAGES AND TOBACCO. The portfolio's holdings in beverages and tobacco emphasized smaller companies that especially benefited from speculation regarding possible corporate activity in the year's second half.

INSURANCE. Stock selection in the insurance sector was particularly effective. This was mainly due to my longstanding position in the giant bank and insurer, Seguros Mundial Confianca, S.A., the Fund's sixth-largest holding at December 31, whose share price gained on news of the acquisition of its corporate parent, Portugal's Champalimaud Group conglomerate.

UTILITIES. I chose to underweight Electricidade de Portugal, S.A. ("EDP"), Portugal's national electricity provider and the Fund's second-largest holding at December 31, compared to the Index. I did so based on my concerns both about EDP's Brazilian businesses and its tougher operating conditions at home in Portugal. EDP shares significantly underperformed the Portuguese market as a whole.

Results in two other sectors were most detrimental to relative performance. These were banking, in which I did not own shares of the smaller banks that rallied in response to talk of industry consolidation; and merchandising, which was tarred with the brush of bad news by a prominent retailer in the fourth quarter.

THE MARKET: MINUSES AND PLUSES

Many of the afflictions that beset Portugal for much of 1999 persisted into the fourth quarter, notably a major shift by investors away from Portuguese stocks and into those of their larger and more liquid European counterparts. The weighting of international equities in Portuguese equity mutual funds, for example, exceeded that of domestic equities in October 1999 for the first time.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Other challenges during the year also worked to depress much of Portugal's stock market. These included Brazil's devaluation of its currency in mid-January, which hurt the stocks of Portuguese companies with Brazilian operations; and Portugal's upgrade in many equity indices to developed-nation status from emerging market status. As a consequence of the latter, previously enthusiastic emerging markets fund managers looked elsewhere to invest, depriving Portuguese equities of an important source of capital.

I note here that Portugal's attainment of developed-nation status has thus far brought it disappointingly little. Contrary to expectations, investors both in and out of Europe overwhelmingly ignored Portugal's comparatively small companies in favor of their better-capitalized and more visible European competitors.

Other aspects of the environment, though, were much more favorable. Consumer consumption, the main driver of the Portuguese economy, remained very high; the rate of inflation continued to drop and was expected to end the year at around 2.0%; mortgage and construction loans continued to soar; and unemployment fell, once again, to a projected annualized rate of 4.5%.

In all, it was much like the rest of the world was saying "no," while the Portuguese people were saying "yes." I would not be surprised to see the rest of the world change in 2000.

PORTFOLIO STRUCTURE AND STRATEGY: POSITIONING FOR GAINS IN 2000

TOP 10 HOLDINGS, BY ISSUER*

                                                 % OF
    HOLDING                      SECTOR        NET ASSETS
    -------                      ------        ----------
 1. Portugal Telecom            Telecom.         21.4
 2. EDP                        Electricity       18.9
 3. Jeronimo Martins        Food/Bev./Tobacco     7.3
 4. Sonae                     Cnsmr. Pdcts.       5.8
 5. Sumolis                 Food/Bev./Tobacco     5.5
 6. Mundial Confianca           Insurance         5.3
 7. BCP                          Banking          5.0
 8. BPI                          Banking          4.1
 9. Cimpor                    Construction        4.0
10. Barbosa & Almeida       Transportation        3.4
                                                  ---
     Total                                       80.7
                                                 ----
                                                 ----

--------------
* Company names and sectors are abbreviations of those found in the chart on page 5.

           SECTOR BREAKDOWN
          (% of net assets)

Banking                      11.66
Construction                  7.17
Consumer Products             5.85
Electricity                  18.91
Food/Bev./Tobacco            13.74
Insurance                     7.12
Telecom.                     21.38
Transportation                4.72
Other*                        9.45

-----------------
* Other includes chemicals, crystal & giftware, forest products & paper, non-metallic mineral products, retail trade, satellite telecommunications, steel, wholesale and liabilities in excess of cash and other assets.


--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS

The following are the highlights of my current approach to managing the Fund:

- I am widening exposure to the telecommunications sector by investing not only in direct telecom plays, but also in other companies that have telecom interests among their operations. My analysis suggests that the managements of such companies may choose to realize the value of their telecom businesses by publicly listing them in 2000, and I intend to position the Fund accordingly ahead of time.

- I am raising the Fund's allocation to the retail sector, which was badly hit in the fourth quarter. I view the present as an opportune time to rebuild retail exposure.

- I am maintaining holdings in the shares of selected smaller-capitalization companies in which the Fund invested in mid-1999. These stocks have done very well, more so than even I had anticipated, principally due to corporate activity. My sense is that this pattern should continue.

- Based on the simple observation that Portugal is a small market in the broader European context, I also continue to invest a healthy portion of the portfolio in more liquid, large-capitalization stocks (E.G., utilities and telecoms) that have a greater chance of being noticed on the European playing field.

More generally, I expect industry consolidation to become more widespread in Portugal during 2000. For some reason, the corporate sector sees substantial value in Portuguese companies and is bidding up their share prices accordingly, while stock market investors, on the other hand, have not yet caught on. My sense is that this discrepancy could meaningfully decline.

I especially anticipate a boost from consolidation activity in the retail, cement and electric utility sectors, and perhaps a major play in telecommunications. The portfolio is well-positioned in these and other industries that likely will consolidate further, and my hope is that the coming year will see additional value created within them to the benefit of the Fund's shareholders.

OUTLOOK: THE INVESTMENT ENVIRONMENT LOOKS GOOD

As I see it, the new year looks to be a time in which Portugal's recent economic and market woes will likely recede for several reasons:

EUROPE. Current projections call for a significant improvement in pan-European economic growth in 2000, with GDP growth in Euroland projected by some to reach 3.3%, a big advance over the 2.2% gain expected in 1999. Given that some 80% of Portugal's exports go to the rest of Europe, Portugal should inevitably benefit as Europe advances.

BRAZIL. Conditions in Brazil, a country in which companies representing nearly half of Portugal's market capitalization have heavy investments, appear to be getting better. Since many such companies were penalized when Brazil wobbled in early 1999, a Brazilian recovery should provide a major boost to a number of prominent Portuguese equities.

THE DOMESTIC ECONOMY. Portugal's own macroeconomic environment is improving. For example: private consumption continues to grow; loan growth is expected to remain strong; and infrastructure spending (both domestic and throughout Europe) should grow appreciably in 2000.


--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

VALUATION. As a consequence of Portugal's significant underperformance of other European markets in 1999, Portuguese equity valuations (both on an absolute and relative basis) are historically attractive.

Respectfully,


/s/Richard W. Watt

Richard W. Watt**
President and Chief Investment Officer

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. All business units of Credit Suisse Group have successfully completed their year-end processing and reported ready for business without incident. In addition, our systems have been incident-free with no material Y2K issues.

III. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the Investlink Program-SM- (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described in pages 20 through 22 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Portugal Index is an unmanaged index (with no defined investment objective) of Portuguese equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President and Chief Investment Officer of the Fund. He is also President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                     AS A PERCENT OF NET ASSETS

                                         December 31,1999      December 31, 1998
Banking                                     11.66                 16.50
Construction & Public Works                  7.17                  7.82
Consumer Products                            5.85                  3.54
Electric-Integrated                         18.91                 15.07
Foodstuffs, Beverages & Tobacco             13.74                 14.17
Forest Products & Paper                      3.81                  2.70
Insurance                                    7.12                 12.07
Telecommunications                          21.38                 20.45
Transportation  & Warehousing                4.72                  6.48
Other                                        5.64                  1.20

                                           100.00                100.00

TOP 10 HOLDINGS, BY ISSUER

                                                                                                 Percent of
      Holding                                                         Sector                     Net Assets
-----------------------------------------------------------------------------------------------------------
  1.  Portugal Telecom, S.A.                                    Telecommunications                  21.4
-----------------------------------------------------------------------------------------------------------
  2.  Electricidade de Portugal, S.A.                           Electric-Integrated                 18.9
-----------------------------------------------------------------------------------------------------------
  3.  Jeronimo Martins S.G.P.S., S.A.                     Foodstuffs, Beverages & Tobacco            7.3
-----------------------------------------------------------------------------------------------------------
  4.  Sonae, S.G.P.S., S.A.                                      Consumer Products                   5.8
-----------------------------------------------------------------------------------------------------------
  5.  Sumolis-Companhia Industrial                        Foodstuffs, Beverages & Tobacco            5.5
      de Frutas e Bebidas, S.A.
-----------------------------------------------------------------------------------------------------------
  6.  Seguros Mundial Confianca, S.A.                                Insurance                       5.3
-----------------------------------------------------------------------------------------------------------
  7.  Banco Comercial Portugues, S.A.                                 Banking                        5.0
-----------------------------------------------------------------------------------------------------------
  8.  BPI-S.G.P.S., S.A.                                              Banking                        4.1
-----------------------------------------------------------------------------------------------------------
  9.  Cimpor-Cimentos de Portugal, S.G.P.S., S.A.           Construction & Public Works              4.0
-----------------------------------------------------------------------------------------------------------
 10.  Fabrica de Vidros Barbosa & Almeida, S.A.            Transportation & Warehousing              3.4
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                  No. of            Value
Description                                       Shares          (Note A)
-----------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-100.40%


BANKING-11.66%
Banco Comercial Portugues, S.A.,
  (Registered) ................................   158,500       $   878,881
Banco Comercial Portugues, S.A.,
  Series A ....................................    29,000         3,016,000
Banco Espirito Santo, S.A.,
  (Registered) ................................    72,635         2,039,385
BPI-S.G.P.S., S.A., (Registered) ..............   759,090         3,231,340
                                                                -----------
                                                                  9,165,606
                                                                -----------

CHEMICALS & PETROLEUM PRODUCTS-0.89%
Corporacao Industrial do Norte, S.A.,
  (Bearer) ....................................    28,471           697,958
                                                                -----------

CONSTRUCTION & PUBLIC WORKS-7.17%
Cimpor-Cimentos de Portugal,
  S.G.P.S., S.A. ..............................   188,548         3,130,797
Semapa-Sociedade de Investimento
  e Gestao S.G.P.S., S.A. .....................   144,900         2,503,731
                                                                -----------
                                                                  5,634,528
                                                                -----------

CONSUMER PRODUCTS-5.85%
Sonae, S.G.P.S., S.A. .........................    87,200         4,598,295
                                                                -----------

CRYSTAL & GIFTWARE-1.11%
Atlantis-Cristais de Alcobaca, S.A. ...........    99,751           873,344
                                                                -----------

ELECTRIC-INTEGRATED-18.91%
  Electricidade de Portugal, S.A. .............   852,450        14,866,767
                                                                -----------

FOODSTUFFS, BEVERAGES & TOBACCO-13.74%
Jeronimo Martins S.G.P.S., S.A. ...............   225,409         5,761,745
Sumolis-Companhia Industrial
  de Frutas e Bebidas, S.A. ...................   321,346         4,313,977
Unicer-Uniao Cervejeira, S.A.,
  (Registered) ................................    36,500       $   722,881
                                                                -----------
                                                                 10,798,603
                                                                -----------

FOREST PRODUCTS & PAPER-3.81%
Corticeira Amorim S.G.P.S. S.A. ...............   171,312         1,682,622
Portucel Industrial-Empresa
  Produtora de Celulose, S.A. .................   191,400         1,315,563
                                                                -----------
                                                                  2,998,185
                                                                -----------

INSURANCE-7.12%
Companhia de Seguros
  Tranquilidade ...............................    46,594         1,425,452
Seguros Mundial Confianca, S.A.+ ..............    80,200         4,170,248
                                                                -----------
                                                                  5,595,700
                                                                -----------

NON-METALLIC MINERAL PRODUCTS-0.81%
Fabrica de Porcelana da
  Vista Alegre, S.A. ..........................    55,226           637,465
                                                                -----------

RETAIL TRADE-0.72%
Ibersol S.G.P.S., S.A. ........................    10,300           563,774
                                                                -----------

SATELLITE TELECOMMUNICATIONS-0.85%
PT Multimedia- Servicos
  de Telecomunicacoes e
  Multimedia, S.G.P.S.+ .......................    11,800           670,577
                                                                -----------

STEEL-0.62%
F. Ramada Acos e Industrias, S.A. .............    38,247           486,897
                                                                -----------

TELECOMMUNICATIONS-21.38%
Portugal Telecom, S.A. ADR ....................   795,305         8,648,942
Portugal Telecom, S.A. (Registered) ...........   744,555         8,159,691
                                                                -----------
                                                                 16,808,633
                                                                -----------

--------------------------------------------------------------------------------
6                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------
                                                  No. of            Value
Description                                       Shares          (Note A)
-----------------------------------------------------------------------------
TRANSPORTATION & WAREHOUSING-4.72%
Colep Portugal-Embalagens,
  Produtos, Enchimentos e
  Equipamentos+ ...............................   132,158        $1,067,968
Fabrica de Vidros
  Barbosa & Almeida, S.A.+ ....................   162,900         2,639,344
                                                                -----------
                                                                  3,707,312
                                                                -----------

WHOLESALE-1.04%
SIVA-S.G.P.S., S.A. ...........................    58,475       $   821,495
                                                                -----------
TOTAL INVESTMENTS-100.40%
  (Cost $71,279,006) (Notes A,D) ........................        78,925,139
LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS-(0.40)% ..................................          (315,558)
                                                                -----------
NET ASSETS-100.00% ......................................       $78,609,581
                                                                -----------
                                                                -----------
---------------------------------------------------------------------------

+    Security is non-income producing.
ADR  American Depositary Receipts.



--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $71,279,006) (Note A) ..................................       $78,925,139
Cash (Note A) ......................................................................            56,445
Prepaid expenses ...................................................................             5,090
                                                                                           -----------
Total Assets .......................................................................        78,986,674
                                                                                           -----------
LIABILITIES
Payables:
  Investment advisory fees (Note B) ................................................           196,250
  Administration fees (Note B) .....................................................             6,286
  Other accrued expenses ...........................................................           174,557
                                                                                           -----------
Total Liabilities ..................................................................           377,093
                                                                                           -----------
NET ASSETS (applicable to 5,084,216 shares of common stock outstanding) (Note C) ...       $78,609,581
                                                                                           -----------
                                                                                           -----------
NET ASSET VALUE PER SHARE ($78,609,581 DIVIDED BY 5,084,216) .......................            $15.46
                                                                                           -----------
                                                                                           -----------
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 5,084,216 shares issued and outstanding
  (100,000,000 shares authorized) ..................................................       $     5,084
Paid-in capital ....................................................................        70,512,513
Undistributed net investment income ................................................             3,315
Accumulated net realized gain on investments and foreign currency
  related transactions .............................................................           442,487
Net unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currency ..................         7,646,182
                                                                                           -----------
Net assets applicable to shares outstanding ........................................       $78,609,581
                                                                                           -----------
                                                                                           -----------



--------------------------------------------------------------------------------
8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income (Note A):
  Dividends ........................................................................       $  2,434,616
  Interest .........................................................................            165,939
  Less: Foreign taxes withheld .....................................................           (310,795)
                                                                                           ------------
  Total Investment Income ..........................................................          2,289,760
                                                                                           ------------
Expenses:
  Investment advisory fees (Note B) ................................................            996,351
  Audit and legal fees .............................................................            350,920
  Printing .........................................................................            168,288
  Custodian fees ...................................................................            147,595
  Administration fees (Note B) .....................................................             89,303
  Accounting fees ..................................................................             60,147
  Directors' fees ..................................................................             42,920
  Transfer agent fees ..............................................................             33,262
  NYSE listing fees ................................................................             16,136
  Insurance ........................................................................              9,856
  Other ............................................................................             26,305
                                                                                           ------------
  Total Expenses ...................................................................          1,941,083
  Less: Fee waivers (Note B) .......................................................           (152,056)
                                                                                           ------------
    Net Expenses ...................................................................          1,789,027
                                                                                           ------------
  Net Investment Income ............................................................            500,733
                                                                                           ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments .......................................................................         6,443,960
  Foreign currency related transactions .............................................          (199,960)
Net change in unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currency ...................       (11,560,816)
                                                                                           ------------
Net realized and unrealized loss on investments and foreign
  currency related transactions .....................................................        (5,316,816)
                                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................      $ (4,816,083)
                                                                                           ------------
                                                                                           ------------



--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     For the Years Ended December 31,
                                                                                     --------------------------------
                                                                                         1999                1998
                                                                                     --------------------------------
DECREASE IN NET ASSETS
Operations:
  Net investment income ...................................................          $    500,733        $    658,477
  Net realized gain on investments and foreign currency related
   transactions ...........................................................             6,244,000          30,502,891
  Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
   foreign currency .......................................................           (11,560,816)         (6,670,819)
                                                                                     ------------        ------------
     Net increase/(decrease) in net assets resulting from operations ......            (4,816,083)         24,490,549
                                                                                     ------------        ------------
Dividends and distributions to shareholders (Note A):
  Net investment income ...................................................              (423,895)           (394,077)
  Net realized gain on investments ........................................           (10,785,025)        (30,071,072)
                                                                                     ------------        ------------
     Total dividends and distributions to shareholders ....................           (11,208,920)        (30,465,149)
                                                                                     ------------        ------------
Capital share transactions (Note C):
   Proceeds from 36,140 shares issued in reinvestment of
    dividends and distributions ...........................................                    --             614,394
   Cost of 271,200 shares repurchased (Note F) ............................            (3,448,980)                 --
                                                                                     ------------        ------------
     Net increase/(decrease) in net assets resulting from capital
      share transactions ..................................................            (3,448,980)            614,394
                                                                                     ------------        ------------
     Total decrease in net assets .........................................           (19,473,983)         (5,360,206)
                                                                                     ------------        ------------
NET ASSETS
Beginning of year .........................................................            98,083,564         103,443,770
                                                                                     ------------        ------------
End of year (including undistributed net investment income of
 $3,315 and $126,437, respectively) .......................................          $ 78,609,581        $ 98,083,564
                                                                                     ------------        ------------
                                                                                     ------------        ------------



--------------------------------------------------------------------------------
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                  For the Years Ended December 31,
                                 ---------------------------------------------------------------------------------------------------
                                   1999      1998      1997      1996      1995      1994      1993      1992      1991      1990
                                 ---------------------------------------------------------------------------------------------------
PER SHARE
OPERATING
PERFORMANCE
Net asset value, beginning
 of year .......................  $18.31    $19.45    $17.43    $13.29    $14.33    $12.52     $8.90    $10.77    $10.96    $13.79
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income ..........    0.09#     0.12      0.05      0.11      0.17      0.06      0.07      0.11      0.13      0.16
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency
 related transactions ..........   (0.90)     4.43+     6.11+     4.11     (1.03)     1.81      3.55     (1.92)    (0.21)    (2.87)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net increase/(decrease) in
 net assets resulting from
 operations ....................   (0.81)     4.55      6.16      4.22     (0.86)     1.87      3.62     (1.81)    (0.08)    (2.71)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends and distributions
 to shareholders:
  Net investment income ........   (0.08)    (0.07)    (0.01)    (0.08)    (0.15)    (0.06)       --     (0.06)    (0.11)    (0.12)
  Net realized gain on
   investments and foreign
   currency related
   transactions ................   (2.08)    (5.62)    (4.13)       --     (0.03)       --        --        --        --        --
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions to
 shareholders ..................   (2.16)    (5.69)    (4.14)    (0.08)    (0.18)    (0.06)       --     (0.06)    (0.11)    (0.12)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Anti-dilutive effect due to
 capital shares repurchased ....    0.12        --        --        --        --        --        --        --        --        --
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year ...  $15.46    $18.31    $19.45    $17.43    $13.29    $14.33    $12.52     $8.90    $10.77    $10.96
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Market value, end of year ...... $13.063   $15.625   $15.813   $13.750   $11.125   $13.875   $14.125    $8.000    $9.750    $9.250
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total investment return (a) ....   (1.84)%   32.56%    43.21%    24.28%   (18.65)%   (1.35)%   76.56%   (17.34)%    6.58%   (44.91)%
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
RATIOS/
SUPPLEMENTAL
DATA
Net assets, end of year
 (000 omitted) ................. $78,609   $98,084  $103,444   $92,399   $70,431   $75,908   $66,351   $47,134   $57,036   $58,084
Ratio of expenses to
 average net assets,
 net of fee waivers ............    2.10%     1.50%     1.56%     1.62%     1.58%     1.41%     1.97%     1.92%     1.96%     2.04%
Ratio of expenses to average
 net assets, excluding fee
 waivers .......................    2.28%     1.66%     1.73%     1.81%     1.76%     1.59%     2.00%       --        --        --
Ratio of net investment
 income to average net assets ..    0.59%     0.51%     0.23%     0.75%     1.18%     0.43%     0.66%     1.07%     1.20%     1.38%
Portfolio turnover rate ........   39.60%    48.52%    72.25%    35.94%    35.73%    15.47%    24.47%    39.07%    13.31%    10.09%

--------------------------------------------------------------------------------
+ Includes $0.02 and $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's Dividend Reinvestment Plan in 1998 and 1997, respectively.
#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions and has not been annualized.


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the last current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded and/or non-readily marketable securities. At December 31, 1999, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1999, the interest rate was 3.50% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated realized loss on investments and foreign currency related transactions relating to foreign currency losses of $199,960 to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million and 1.10% of amounts over $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser. For the year ended December 31, 1999, CSAM earned $996,351 for advisory services, of which CSAM waived $152,056. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per anum). For the year ended December 31, 1999, CSAM was reimbursed $12,980 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the year ended December 31, 1999, BSFM earned $76,323 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,084,216 shares outstanding at December 31, 1999, CSAM owned 7,206 shares. Two companies affiliated with Ronald G. Olin, a director of the Fund, reported in a public filing beneficial ownership as of December 31, 1999 of 33.2% of the outstanding shares of the Fund.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999 was $71,985,543. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $6,939,596 was composed of gross appreciation of $13,136,266 for those investments having an excess of value over cost and gross depreciation of $6,196,670 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of securities, other than short-term investments, were $32,783,761 and $46,782,196, respectively.

NOTE E. CREDIT AGREEMENTS

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time was the aggregate outstanding principal amount of all loans to any of the 11 funds to exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

Effective December 15, 1999, the Fund, together with other funds advised by CSAM, established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncancelled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At December 31, 1999 and during the year ended December 31, 1999, the Fund had no borrowings under the credit agreements.

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. From October 21, 1998 to December 31, 1998, the Fund did not repurchase any of its shares. For the year ended December 31, 1999, the Fund repurchased 271,200 of its shares for a total cost of $3,448,980 at a weighted average discount of 16.14% from net asset value. The discount of the individual repurchases ranged from 10.20% - 20.34%.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Portugal Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Portugal Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 15, 2000



--------------------------------------------------------------------------------
16

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 15, 1999, the annual meeting of shareholders (the "Meeting") of The Portugal Fund, Inc. (the "Fund") was held and the following matters were voted upon:

- At the Meeting, the votes cast for, against and abstaining from voting with respect to Proposal 1(a) to convert the Fund from a closed-end investment company to an open-end investment company, and to amend and restate the Fund's Articles of Incorporation to provide for such conversion, were as follows:

                                   FOR        AGAINST      ABSTAIN     NON-VOTES
                                ---------   -----------   ---------   -----------
                                 825,500     1,664,171     637,540     2,201,105

   Proposal 1(a) did not receive the requisite vote for approval and several related proposals dependent upon the holders of either a majority or two-thirds of the Fund's shares voting in favor of the open-ending proposal were not adopted.

- At the Meeting, the votes cast on Proposal 2(a) to elect two Directors of the Fund for a three year term in the event that Proposal 1(a) is not approved were as follows:

NOMINEE                                        FOR        WITHHELD     NON-VOTES
-------                                    -----------   ----------   -----------
James J. Cattano                             451,698       45,664      4,830,954
Richard W. Watt                              451,876       45,486      4,830,954
Ronald G. Olin                              2,616,897      12,848      2,698,571
Ralph W. Bradshaw                           2,616,697      13,048      2,698,571

   As Messrs. Olin and Bradshaw received a plurality of the votes cast, they were elected as directors of the Fund.

- At the Meeting, the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1999 was approved by the following vote:

                                   FOR        AGAINST      ABSTAIN     NON-VOTES
                                ---------   -----------   ---------   -----------
                                2,925,304     27,077       174,722     2,201,215

- Shareholders presented a number of additional proposals for consideration that had not been included in any proxy statement circulated prior to the meeting. The proposals, and the votes for, against and abstaining from voting on such proposals were as follows:

   Proposal 5(a)--"Any By-law(s) providing that in order to bring business before a meeting of Stockholders or to nominate a person for election as a Director, a shareholder must notify the Secretary of the Fund prior to the meeting, shall be repealed"

                                   FOR        AGAINST      ABSTAIN     NON-VOTES
                                ---------   -----------   ---------   -----------
                                  48,300     3,078,924       --        2,201,092


--------------------------------------------------------------------------------

Proposal 5(b)--"Article 2.3 of the By-laws shall be amended by inserting `By any shareholder who has presented a proposal that was approved at the Company's last annual meeting of Stockholders,' after the words `may be called' in the first sentence"

                                   FOR        AGAINST      ABSTAIN     NON-VOTES
                                ---------   -----------   ---------   -----------
                                  48,300     3,078,924       --        2,201,092

Proposal 5(c)--"The following By-law shall be adopted: `As soon as possible after the 1999 annual meeting of Stockholders, the Company shall conduct a self-tender offer for the maximum number of shares legally permitted at a price not less that 99% of net asset value per share'"

                                   FOR        AGAINST      ABSTAIN     NON-VOTES
                                ---------   -----------   ---------   -----------
                                  48,300     3,078,924       --        2,201,092

None of these proposals, as well as other proposals that were dependent upon approval of Proposal 5(c), received the requisite vote of shareholders, and thus were not adopted.

Proposal 6--"Resolved: That (i) the first sentence of Article 3.2 of the By-laws of the Fund be amended to read in its entirety as follows: `The Board of Directors shall consist of nine (9) directors, and (ii) that the number of directors be increased to nine (9)'"

                                   FOR        AGAINST      ABSTAIN     NON-VOTES
                                ---------   -----------   ---------   -----------
                                2,628,562     451,662        --        2,248,092

Proposal 7--"Resolved: That the following persons be nominated to fill the vacancies created by the increase in the number of Directors for the terms set forth by their names"

NOMINEE                            FOR       WITHHELD       TERM       NON-VOTES
-------                         ---------   ----------     ------     -----------
William A. Clark ...........    2,628,562     451,662       2000       2,248,092
Gary A. Bentz ..............    2,628,562     451,662       2001       2,248,092
Glenn W. Wilcox, Sr. .......    2,628,562     451,662       2002       2,248,092

Proposal 8--"Resolved: That all By-law amendments or restatements since the original By-laws of the Fund, in the form attached to this ballot, be repealed; including, without limitation, the Amended and Restated By-laws of the Fund dated April 21, 1999"

                                   FOR        AGAINST      ABSTAIN     NON-VOTES
                                ---------   -----------   ---------   -----------
                                2,629,862     450,362        --        2,048,092

None of Proposals 6, 7 or 8 received the requisite vote for approval by the shareholders.

CT Corporation System served as Inspector of Election at the Meeting.


--------------------------------------------------------------------------------
18

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1999) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $2.16 per share distribution paid in respect of such year, $0.17 was derived from ordinary income and $1.99 was derived from net-realized long-term capital gains. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.


                     SOURCES OF DIVIDENDS AND DISTRIBUTIONS
                               (PER SHARE AMOUNTS)

                                 ORDINARY INCOME
                            -------------------------
                                NET                                   APPLICABLE    TOTAL      FOREIGN
DIVIDEND                    INVESTMENT   SHORT-TERM      LONG-TERM     FOREIGN    REPORTABLE   SOURCE
DECLARATION DATES             INCOME    CAPITAL GAINS  CAPITAL GAINS    TAXES      DIVIDEND    INCOME
-----------------           ----------  -------------  -------------  ----------  ----------   -------
July 27, 1999 ...........     $0.02         $0.09         $0.82         $0.01       $0.94      $0.02
December 8, 1999 ........      0.06            --          1.17          0.05        1.28       0.15
                              -----         -----         -----         -----       -----      -----
Totals ..................     $0.08         $0.09         $1.99         $0.06       $2.22      $0.17
                              -----         -----         -----         -----       -----      -----
                              -----         -----         -----         -----       -----      -----

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that were passed through to shareholders for the year ending December 31, 1999 were $310,795, equal to $0.06 per share. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Notification for calendar year 1999 was mailed in January 2000. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.


--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Portugal Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program.


--------------------------------------------------------------------------------
20

Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program


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

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (CONTINUED)

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-8571; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to:
BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.


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* InvestLink is a service mark of Boston EquiServe Limited Partnership.


RECENT DEVELOPMENTS (UNAUDITED)

In April 1999, the By-laws of the Fund were amended and restated to conform to the substance of the By-laws of the other closed-end equity funds managed by CSAM. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.


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DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac        Director
Ralph W. Bradshaw           Director
Jonathan W. Lubell          Director
Ronald G. Olin              Director
Martin M. Torino            Director
William W. Priest, Jr.      Chairman of the Board of
                            Directors
Richard W. Watt             President and Chief Investment Officer
Hal Liebes                  Senior Vice President
Michael A. Pignataro        Chief Financial Officer and
                            Secretary
Rocco A. Del Guercio        Vice President
Robert M. Rizza             Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019




This report, including the financial statements herein, is sent
to the shareholders of the Fund for their information. It is not   [NYSE LOGO]
a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities
mentioned in this report.
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                                                                      3912-AR-99